WILLIS GROUP HOLDINGS Fact Book First Quarter 2014 May 2014 Exhibit 99.1

2014 financial reporting changes (effective January 1)
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Operational changes:
Moved Willis UK from International to Global
Moved Mexico from North America to International
Allocation changes:
Amortization of intangibles allocated to the segments (previously in Corporate)
Certain group costs that had previously been allocated to segments are now allocated to Corporate
(leadership, project costs, marketing, legal, etc)
The non-servicing or financing elements of the defined benefit pension scheme cost (income) are now allocated to Corporate
Change in presentation:
New line item below operating income – “Other income/expense”– comprises FX gains and losses, primarily on revaluation of monetary balance sheet assets and liabilities, and gains and losses on disposal of operations, previously reported within Total operating expenses
Prior period amounts have been reclassified to conform to this presentation.
Moved Facultative Reinsurance and Captives Consulting from North America to Global

Global risk adviser and broker
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Commission and fee mix
~ 70% / 30%
Client
Globally diverse
client base in >150
countries
Segmented: Large
corporates, small
and middle market
Insurer
Placed ~$50 billion
in premium in 2013
More than 2,500
carrier
relationships
Adviser Broker
Broad P&C
Specialty
Human Capital & Benefits
Reinsurance
Capital Markets
Analytics

Global risk advisor and broker
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2013 revenue - $3.7 billion
Global
International
North America
With roots dating to 1828, Willis operates today on every continent, with approximately 18,000 employees in over 400 offices
Across geographies, industries and specialties, Willis provides its local and multinational clients with resilience for a risky world
Willis is known for its market-leading products and professional services in risk management and risk transfer
Willis experts rank among the world’s leading authorities on analytics, modelling and mitigation strategies at the intersection of global commerce and extreme events

1Q 2014 Commissions and fees growth
1Q 2014
Reported Organic
North America 3.9% 4.7%
International 5.7% 7.2%
Global 3.5% 2.0%
Group 4.2% 4.2%
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See important disclosures regarding non-GAAP measures starting on page 18
North America – Organic 4.7%
Growth well distributed across geographic regions and in most product and industry practices. Construction up low teens and Human Capital up mid-single digits
International – Organic 7.2%
Excluding $6 million favorable impact from 4Q 2013 China revenue recognition adjustment, organic growth of 4.7%
Good growth from emerging and developing markets: Eastern Europe, Latin America, and Asia
Global – Organic 2.0%
High single digit growth in Reinsurance
Global Insurance down high single digits, with both UK retail and Specialty businesses down

Q1 2014 summary financial results
|  6
Q1 2014 Q1 2013
Adjusted operating income $  326 m $ 327 m
Adjusted EPS $1.36 $1.46
Adjusted tax rate 22% 19%
Average diluted shares outstanding 182 m 176 m
Q1 2014 versus Q1 2013:
FX movements :
Higher tax rate :
$0.05 per diluted share negative impact
Higher share count :
$0.05 per diluted share negative impact
See important disclosures regarding non-GAAP measures starting on page 18
$0.03 per diluted share negative impact

Q1 2014 operating margins
|  7
Q1 2014 Q1 2013 Change FX Impact Change (ex FX)
North America
25.9% 23.0% 290 bps - 290 bps
International 29.9% 29.3% 60bps - 60 bps
Global 40.6% 43.7% (310) bps 80 bps (230) bps
Group (adjusted)
29.7% 31.1% (140) bps 50 bps (90) bps
See important disclosures regarding non-GAAP measures starting on page 18

Organic C&F Growth
1.8%
3.1%
4.9%
2011
2012
2013

Willis

Organic commissions and fees growth | 8 See important disclosures regarding non-GAAP measures starting on page 18

($ millions)
2013 corporate/non-operating uses of cash
Dividends $193 million
Capex $112 million
M&A expenditures of ~$34 million
$36 million increase in cash flow from operations in 2013
$734 million of cash and cash equivalents at March 31, 2014
Strong cash flow from operations
|  9

Debt / Adjusted EBITDA
Adjusted LTM EBITDA $854 million as of March 31, 2014
Debt outstanding $2.3 billion as at March 31, 2014
Leverage ratios
|  10
See important disclosures regarding non-GAAP measures starting on page 18

SEGMENT OVERVIEWS

2013 North America C&F: $1.35 billion
Willis North America overview
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(1)
CAPPPS: Captives, Actuarial, Programs, Pooling and Personal Lines
Major practices
• More than 5,000 associates delivering
industry and product specific solutions to
our clients
• Over 100 locations, broad geographic
reach with ability to connect with Willis
network.
Segment
• Human Capital ~25% of 2013 North
America C&F
• Construction ~14% of North America C&F
• Healthcare
• Real estate/hospitality
• Financial and Executive risk
Atlantic
15%
West
12%
South
11%
CAPPPS (1)
11%
Other
3%
Canada
3%
California
7%
Northeast
21%
Midwest
17%
2013 commissions and fees – by region

2013 International C&F: $0.9 billion
Willis International overview
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Segment 2013 commissions and fees – by region
• Approximately 6,000 associates in over 40
countries
• Offices designed to grow business locally
around the world, making use of the skills,
industry knowledge and expertise available
within segment and elsewhere in the
Group
Retail operations
• Western and Eastern Europe
• Latin America
• Asia Pacific
• South Africa
• Middle East
• Australasia
Latin America
20%
Australasia
9%
South Africa
1%
Asia Pacific
11%
Easter
Europe
5%
Western
Europe
54%

Willis Global overview
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2013 commissions and fees – by business Segment
Willis Re
• One of the world’s largest reinsurance
brokers with three divisions: North
America, International and Specialty
• Strong market share in major markets,
particularly marine and aviation
• Complete range of transactional
capabilities including, in conjunction with
WCM&A, a wide variety of capital markets
based products
• Cutting edge analytical and advisory
services, including Willis Research
Network, the insurance industry’s largest
partnership with global academic
• Reinsurance, Specialty Insurance and
Capital Markets businesses
• Approximately 4,000 associates
• Clients around the globe
2013 Global C&F: $1.36 billion
2013 Reinsurance C&F – by division
Specialties
25%
International
37%
North America
38%
Global Insurance
49%
Facultative
4%
Risk
2%
Willis Capital
Markets
1%
Other
4%
Reinsurance
40%

Willis Global overview (continued)
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Global Insurance
• Combination of Global Specialty business
and UK retail business, creating a
seamless client proposition
• Strong global positions in:
• Transport – includes aerospace,
inspace and marine
• Natural resources
• Construction
• Political, people and terrorism (PP&T)
• Financial and executive risk
(Finex/Finmar)
• Fine art, jewelry, art, specie, bloodstock
• Faber Global – wholesale and facultative
solutions through London, European &
Bermuda markets
Willis Capital Markets & Advisory
• Advises on M&A and capital markets
transactions
Facultative
Global Insurance
49%
Facultative
4%
Risk
2%
Willis Capital
Markets
1%
Other
4%
Reinsurance
40%
Natural Resources
9%
Other
6%
Willis UK
22%
P&C Construction
14%
PP&T
11%
Finex/Finmar
12%
Transport
26%
2013 commissions and fees – by business
2013 Global Insurance C&F – by specialty

APPENDIX

Important disclosures regarding forward-looking statements
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This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current global economic conditions on our results of operations and financial condition, including as a result of those associated with the Eurozone, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions;= our ability to implement and fully realize anticipated benefits of our new growth strategy and revenue generating initiatives; our ability to implement and realize anticipated benefits of any expense reduction initiative, including our ability to achieve expected savings from the multi-year operational improvement program as a result of unexpected costs or delays and demand on managerial, operational and administrative resources and/or macroeconomic factors affecting the program; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to develop and implement technology solutions and invest in innovative product offerings in an efficient and effective manner;  our ability to continue to manage our significant indebtedness; our ability to compete in our industry, including any impact if we continue to refuse to accept contingent commissions from carriers in the non-Human Capital areas of our retail brokerage business; our ability to develop new products and services; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions, including a downgrade to our credit rating, that could inhibit our ability to borrow funds or the pricing thereof and in certain circumstances cause us to offer to buy back some of our debt; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve anticipated benefits of any acquisition or other transactions in which we may engage, including  any revenue growth or operational efficiencies; our ability to effectively integrate any acquisition into our business; our inability to exercise full management control over our associates, such as Gras Savoye;  our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems, data security breaches or failure to maintain secure information systems;  impairment of the goodwill in one of our reporting units, in which case we may be required to record significant charges to earnings.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information see the section entitled ‘‘Risk Factors’’ included in Willis’ Form 10-K for the year ended December 31, 2013 and our subsequent filings with the Securities and Exchange Commission.
Copies are available online at http://www.sec.gov or www.willis.com.

Important disclosures regarding non-GAAP measures
This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis. These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.
Adjusted operating income is defined as operating income (loss), excluding certain items as set out on pages 19 and 20.
Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues.
Adjusted net income is defined as net (loss) income, excluding certain items as set out on pages 21 and 22.
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted EBITDA is defined as Adjusted operating income, excluding depreciation and amortization as set out on pages 23 and 24.
Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; and (iii) the net commission and fee revenues related to operations disposed of in each period presented, as set out on pages 25 and 26.
Reconciliations to GAAP measures are provided for selected non-GAAP measures.
|  18

Important disclosures regarding non-GAAP measures (continued)
Operating income (loss) to adjusted operating income
See related footnotes on page 27
|  19
FY
2011
FY
2012
FY
2013
(In millions)
Operating income (loss) $571 ($225) $663
Excluding:
Fees related to extinguishment of debt
(a)
- - 1
Expense reduction initiative
(b)
- - 46
Goodwill impairment charge
(c)

Write-off of unamortized cash retention awards
(d)

2012 cash bonus accrual
(e)

Insurance recovery
(f)
- (10) -
Write-off of uncollectible accounts receivable and
legal fees
(g)
22 13 -
India JV settlement
(h)

2011 Operational review
(i)
180 - -
Financial Services Authority regulatory settlement 11 - -
Adjusted operating income $784 $733 $710
Operating margin 16.6% (6.5%) 18.1%
Adjusted operating margin 22.7% 21.1% 19.4%

Important disclosures regarding non-GAAP measures (continued)
Operating income to adjusted operating income
See related footnotes on page 27
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2013 2014
(In millions) 1Q 2Q 3Q 4Q FY 1Q
Operating income $281 $167 $70 $145 $663 $326
Excluding:
Fees related to the extinguishment
of debt
(a)
- - 1 - 1 -
Expense reduction initiative
(b)
46 - - - 46 -
Adjusted Operating income $327 $167 $71 $145 $710 $326
Operating Margin 26.7% 18.8% 8.8% 15.8% 18.1% 29.7%
Adjusted Operating Margin 31.1% 18.8% 8.9% 15.8% 19.4% 29.7%

Important disclosures regarding non-GAAP measures (continued)
Net income (loss) to adjusted net income
See related footnotes on page 27
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FY
2011
FY
2012
FY
2013
(In millions, except per share data)
Net income (loss) $203 ($446) $365
Excluding the following, net of tax:
Fees related to the extinguishment of debt
(a)
- - 1
Debt extinguishment charge (a)
- - 60
Expense reduction initative (b)
- - 38
Goodwill impairment charge (c)

Write-off of unamortized cash retention awards
(d)

2012 cash bonus accrual
(e) - 175 -
Insurance recovery
(f) - (6) -
Write-off of uncollectible accounts receivable and legal fees
(g)
13 8 -
India JV settlement
(h) - 11 -
2011 Operational review
(i) 128 - -
Financial Services Authority regulatory settlement 11 - -
Deferred tax valuation allowance - 113 10
Make-whole amounts on repurchase and redemption of Senior
Notes and write-off of unamortized debt costs
131 - -
Net (gain) loss on disposal of operations (4) 3 (2)
Adjusted net income $482 $454 $472
Diluted shares outstanding 176 176 179
Net income (loss) per diluted share
Adjusted net income per diluted share
$2.04
$2.64
$1.15
$2.74
($2.58)
$2.58

Important disclosures regarding non-GAAP measures (continued)
Net income (loss) to adjusted net income
See related footnotes on page 27
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2013
2014
(In millions, except per share data) 1Q 2Q 3Q 4Q FY 1Q
Net income (loss) from continuing operations $219 $105 ($27) $68 $365 $246
Excluding the following, net of tax:
Fees related to the extinguishment of debt
(a) - - 1 - 1 -
Debt extinguishment charge
(a) - - 60 - 60 -
Expense reduction initiative
(b) 38 - - - 38 -
Net (gain) loss on disposal of operations - - - (2) (2) 2
Deferred tax valuation allowance - - - 10 10 -
Adjusted Net income from continuing operations $257 $105 $34 $76 $472 $248
Diluted shares outstanding 176 178 180 182 179
182
Net income
per diluted share
$(0.15) $0.37 1.35
Adjusted net income
per diluted share
1.36
$2.04
$2.64 $0.19 $1.46
$0.59
$0.59
$1.24
$0.42

Important disclosures regarding non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 27
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FY
2011
FY
2012
FY
2013
(In millions)
Operating income (loss) $571 ($225) $663
Excluding:
Fees related to the extinguishment of debt
(a)
- - 1
Expense reduction initiative
(b) - - 46
Goodwill impairment charge
(c) - 492 -
Write-off of unamortized cash retention awards
(d)

2012 cash bonus accrual
(e) - 252 -
Insurance recovery
(f) - (10) -
Write-off of uncollectible accounts receivable and
legal fees
(g)
22 13 -
India JV settlement
(h) - 11 -
2011 Operational review
(i) 180 - -
Financial Services Authority regulatory settlement 11 - -
Adjusted operating income $784 $733 $710
Add back
Depreciation 69 79 89
Amortization of intangibles 68 59 55
Adjusted EBITDA $912 $871 $854
Debt 2,369 2,353 2,326
Debt / Adjusted EBITDA 2.6x 2.7x 2.7x

Important disclosures regarding non-GAAP measures (continued)
Adjusted EBITDA and Debt/Adjusted EBITDA
See related footnotes on page 27
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2014
(In millions) 1Q 2Q 3Q 4Q FY 1Q LTM
Operating income $281 $167 $70 $145 $663 $326 $708
Excluding:
Fees related to extinguishment of debt
(a) - - 1 - 1 - 1
Expense reduction initiative
(b)
46
- - -
46 -
-
Adjusted Operating income $327 $167 $71 $145 $710 $326 $709
Add back
Depreciation 21 21 21 26 89 23 91
Amortization of intangibles 14 14 14 13 55 13 54
Adjusted EBITDA $362 $202 $106 $184 $854 $362 $854
Debt 2,322
Debt / Adjusted EBITDA 2.7x
2013

Important disclosures regarding non-GAAP measures (continued)
Commissions and fees analysis
|  25
2014 2013 Change
Foreign
currency
translation
Acquisitions
and  disposals
Organic
commissions
and fees growth
($ millions) % % %
%
Three months ended March
31, 2014
North America $369 $355 3.9 (0.1) (0.7) 4.7
International 279 264 5.7 (1.5) 0.0 7.2
Global 442 427 3.5 1.6 (0.1) 2.0
Total $1,090 $1,046 4.2 0.3 (0.3) 4.2

Important disclosures regarding non-GAAP measures (continued)
Commissions and fees analysis
|  26
2013 2012 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2013 Full year
North America $1,349 $1,281 5.3 (0.1) 0.6 4.8
International 926 874 5.9 0.1 - 5.8
Global 1,358 1,303 4.2 (0.9) 0.8 4.3
Commissions and Fees $3,633 $3,458 5.1 (0.3) 0.5 4.9
2012 2011 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2012 Full year
North America $1,281 $1,285 (0.3) 0.1 - (0.4)
International 874 870 0.5 (5.8) - 6.3
Global 1,303 1,259 3.5 (1.4) 0.2 4.7
Commissions and Fees $3,458 $3,414 1.3 (1.8) - 3.1
2011 2010 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
2011 Full year
North America $1,285 $1,344 (4.4) (0.1) 1.3 (5.6)
International 870 777 12.0 4.7 - 7.3
Global 1,259 1,172 7.4 2.5 (2.3) 7.2
Commissions and Fees $3,414 $3,293 3.7 2.1 (0.2) 1.8

Important disclosures regarding non-GAAP measures (continued)
|  27
(a) In August 2013, Willis bought back $521 million of outstanding 2015, 2017 and 2019 senior notes through a tender offer. In conjunction with this activity, the
Company recorded a loss on debt extinguishment of $60 million. Willis also recorded a $1 million expense for tender related fees (recorded within other operating expenses).
(b)
$46 million pre-tax charge associated with expense reduction initiative in 1Q13.
(c)
Impairment charge to reduce carrying value of North America segment goodwill.
(d)
Charge to write-off unamortized balance of past cash retention awards related to change in remuneration policy.
(e)
Accrual for 2012 bonuses paid in 2013 related to change in remuneration policy.
(f)
Insurance recovery related to (g) below.
(g)
Write-off of uncollectible accounts receivable balance, together with associated legal costs.
(h)
Settlement with former partners related to the termination of a joint venture arrangement in India.
(i) $180 million pre-tax charge in FY2011 relating to the 2011 operational review, including $98 million of severance costs relating to the elimination of approximately 1,200 positions in FY2011.

WILLIS GROUP HOLDINGS Fact Book First Quarter 2014 May 2014